                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 23, 2006

                              HOME PROPERTIES, INC.
             (Exact name of Registrant as specified in its Charter)

MARYLAND                             1-13136 No.                     16-1455126
--------                             -----------                     ----------
(State or other jurisdiction         (Commission                  (IRS Employer
of incorporation)                    File Number)        Identification Number)

                  850 Clinton Square, Rochester, New York 14604
                             www.homeproperties.com
           (Address of principal executive offices and internet site)

                                 (585) 546-4900
              (Registrant's telephone number, including area code)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[    ]   Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[    ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[    ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[    ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

This Amendment  amends the current report on Form 8-K filed by Home  Properties,
Inc. on February 24, 2006, to furnish (not file) the supplemental information to the Press Release of February 23, 2005, relating to fourth quarter 2005 results.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

          c.   Exhibit

               Exhibit 99.1  Supplemental   information  to  Press  Release  of
                             February 23, 2006, relating to fourth quarter 2005
                             results.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Dated:  March 1, 2006           HOME PROPERTIES, INC.
                                (Registrant)

                                By:  /s/ David P. Gardner
                                     ------------------------------------------
                                     David P. Gardner, Executive Vice President
                                     and Chief Financial Officer